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                                                                 Exhibit 10.17





                               NETJEWELS.COM, INC.
                               1001 Petrolia Road
                           North York, Ontario M3J 2X7



                                                           _____________, 2000



(Name and Address of Officer and/or Director)


                  Re:  Indemnification


Dear (Officer and/or Director):

         In connection with your serving as a member of our board of directors and as an officer of the company, we hereby agree to indemnify you to the fullest extent allowed under the General Corporation Law of the state of Delaware for any acts or omissions occurring as a result of the performance of your duties as an officer or director of NetJewels.com, Inc.




                                                       NetJewels.com, Inc.

                                                       Sincerely,

                                                       Daniel Berkovits
                                                       CEO